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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act file number	811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices)        (Zip code)

Colin Meadows   1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	11/30/12

2411034

012213 (1) BO

Item 1.  Schedule of Investments.

Invesco Senior Loan Fund Effective December 3, 2012, Invesco Van Kampen Senior Loan Fund was renamed Invesco Senior Loan Fund. Quarterly Schedule of Portfolio Holdings November 30, 2012

invesco.com/us	VK-SLO-QTR-1 11/12	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2012

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–102.93%(a)(b)

Aerospace & Defense–3.70%
ARINC Inc., Second Lien Term Loan	7.62%	10/25/15	$2,956	$2,922,637
AVIO S.p.A. (Italy),
Extended Term Loan B2	3.08%	06/14/17	438	433,904
Extended Term Loan C2	3.96%	12/14/17	467	464,922
Camp International Holding Co., First Lien Term Loan	5.25%	05/31/19	2,445	2,463,588
DAE Aviation Holdings, Inc.,
Term Loan B-1	6.25%	10/29/18	2,838	2,839,644
Term Loan B2	6.25%	11/02/18	1,287	1,287,305
DynCorp International LLC, Term Loan B	6.25%	07/07/16	2,816	2,833,950
IAP Worldwide Services, Inc., Term Loan	10.00%	12/31/15	7,086	5,606,792
Landmark U.S. Holdings LLC,
Canadian Term Loan	5.75%	10/25/19	293	293,851
First Lien Term Loan	5.75%	10/25/19	2,757	2,762,196
PRV Aerospace LLC, Term Loan B (Acquired 05/11/12; Cost $3,087,575)	6.50%	05/09/18	3,100	3,104,320
Sequa Corp.,
Term Loan	3.60%	12/03/14	8,108	8,098,354
Term Loan	6.25%	12/03/14	3,241	3,248,447
SI Organization, Inc., Term Loan B	4.50%	11/22/16	888	887,617
TASC, Inc., Term Loan B	4.50%	12/18/15	5,168	5,174,106
Wyle Services Corp., Term Loan B	5.00%	03/27/17	3,409	3,424,987

				45,846,620

Air Transport–1.13%
Delta Air Lines, Inc.,
Revolver Loan (c)	0.00%	04/20/16	6,667	6,011,201
Term Loan B1	5.25%	10/18/18	6,728	6,773,382
Term Loan B2	4.25%	04/16/16	280	280,952
US Airways Group Inc., Term Loan	2.71%	03/21/14	972	954,479

				14,020,014

Automotive–4.86%
August Lux U.K. Holding Co.,
Second Lien Term Loan	10.50%	04/29/19	947	959,571
Term Loan	6.25%	04/27/18	1,022	1,035,874
August U.S. Holding Co., Inc.,
Second Lien Term Loan	10.50%	04/29/19	729	738,785
Term Loan B	6.25%	04/27/18	786	796,841
Federal-Mogul Corp.,
Term Loan B	2.15%	12/29/14	9,223	8,602,317
Term Loan C	2.15%	12/28/15	5,608	5,230,867
Goodyear Tire & Rubber Company (The), Second Lien Term Loan	4.75%	04/30/19	3,831	3,860,610
Hertz Corp.,
LOC	3.75%	03/09/18	2,102	2,068,183
Term Loan B	3.75%	03/11/18	2,984	2,989,027
KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	4,399	4,437,298
Key Safety Systems, Inc., First Lien Term Loan	2.51%	03/08/14	3,473	3,457,249
Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	3,050	3,065,125
Rexnord LLC, Term Loan B	4.50%	04/02/18	3,937	3,979,186
Schaeffler AG (Germany), Term Loan C2	6.00%	01/27/17	6,157	6,247,855
TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18	7,605	7,681,088
Transtar Holding Co.,
First Lien Term Loan	5.50%	10/09/18	3,877	3,906,414
Second Lien Term Loan	9.75%	10/11/19	859	861,816
Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.46%	07/31/14	45	45,128
Term Loan	2.46%	07/31/14	317	315,068

				60,278,302

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Beverage and Tobacco–0.25%
DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17	$3,050	$3,149,352

Building & Development–4.70%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (d)(e)	11.00%	03/11/16	966	816,232
Revolver Loan (c)(e)	0.00%	03/11/16	1,750	1,478,553
Second Lien Term Loan B (e)	5.00%	03/12/16	1,627	1,375,159
Building Materials Holding Corp., PIK Second Lien Term Loan (d)	8.00%	01/05/15	2,259	2,004,628
Capital Automotive L.P., Term Loan B	5.25%	03/10/17	16,332	16,461,743
CB Richard Ellis Services, Inc.,
Term Loan C	3.46%	03/05/18	320	320,510
Term Loan D	3.71%	09/04/19	5,068	5,080,762
Champion OPCO, LLC, PIK Term Loan (d)	7.50%	12/31/13	1,811	1,294,638
CPG International Inc., Term Loan	5.75%	09/18/19	719	724,208
Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	2,427	2,429,979
HD Supply, Inc., Term Loan B	7.25%	10/12/17	6,556	6,749,627
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/16/12; Cost $25,352) (c)(d)	0.00%	02/28/17	25	23,451
PIK Exit Revolver Loan (Acquired 07/19/10-10/24/12; Cost $191,354) (d)	5.00%	02/28/17	192	177,002
Nortek, Inc., Term Loan	5.25%	04/26/17	981	989,553
QS0001 Corp., First Lien Term Loan	5.25%	11/01/18	2,135	2,149,461
Re/Max International, Inc., Term Loan	5.50%	04/15/16	965	966,186
Realogy Corp.,
Extended LOC	4.46%	10/10/16	1	705
Extended Term Loan	4.46%	10/10/16	5,541	5,543,781
LOC	3.42%	10/10/13	976	952,270
Revolver Loan (c)	0.00%	04/08/16	4,418	4,205,281
Revolver Loan	3.25%	04/08/16	2,053	1,954,484
Rhodes Homes, PIK Term Loan (Acquired 11/23/05-09/30/11; Cost $1,765,793) (d)	2.36%	03/31/16	436	381,464
WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17	2,151	2,182,950

				58,262,628

Business Equipment & Services–8.17%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	773	777,589
Affinion Group, Inc., Term Loan B	6.50%	07/16/15	4,886	4,523,456
Asurion LLC,
First Lien Term Loan	5.50%	05/24/18	13,846	13,987,055
Second Lien Term Loan	9.00%	05/24/19	1,585	1,635,267
Audio Visual Services Group, Inc., Term Loan	6.75%	11/09/18	3,614	3,542,162
Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17	424	426,238
Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18	3,836	3,879,538
Education Management LLC, Extended Revolver Loan (c)	0.00%	06/01/15	2,000	1,558,260
Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18	5,338	5,396,094
First Data Corp.,
Extended Term Loan B	5.21%	03/24/17	419	412,497
Extended Term Loan B	4.21%	03/23/18	12,045	11,509,669
Term Loan	5.21%	09/24/18	1,458	1,431,499
Term Loan B	5.21%	03/24/17	2,966	2,902,811
Term Loan B3	2.96%	09/24/14	13	12,638
Garda World Security Corp., Term Loan B	4.50%	10/24/19	766	775,704
Hillman Group, Inc.,
Delayed Draw Term Loan (c)	0.00%	05/31/16	1,270	1,273,074
Term Loan B	5.00%	05/27/16	144	144,698
iPayment, Inc., Term Loan B	5.75%	05/08/17	6,277	6,269,537
Kronos Inc.,
First Lien Term Loan	5.50%	10/25/19	6,760	6,820,340
Second Lien Term Loan	9.75%	04/30/20	1,322	1,326,821
Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	5,164	5,497,299

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
Mitchell International, Inc.,
First Lien Term Loan	2.50%	03/28/14	$303	$301,681
Second Lien Term Loan	5.63%	03/30/15	3,897	3,844,741
Sabre, Inc.,
Extended Term Loan	5.96%	12/29/17	3,938	3,958,103
Incremental Term Loan	7.25%	12/29/17	2,479	2,511,810
SkillSoft Corp., Term Loan B	5.00%	05/26/17	1,609	1,626,855
Sungard Data Systems, Inc.,
Term Loan B	3.86%	02/26/16	4,641	4,652,304
Term Loan C	3.96%	02/28/17	1,611	1,616,383
Trans Union, LLC, Term Loan B	5.50%	02/12/18	1,411	1,433,284
West Corp.,
Revolver Loan (C)	0.00%	01/15/16	3,192	2,897,144
Term Loan B6	5.75%	06/29/18	4,322	4,395,802

				101,340,353

Cable & Satellite Television–2.77%
Cequel Communications, LLC, Term Loan B	4.00%	02/14/19	3,999	4,017,487
Harron Communications Corp., Term Loan B	5.00%	10/06/17	3,591	3,609,544
Kabel Deutschland GmbH (Germany), Term Loan F	4.25%	02/01/19	1,328	1,339,659
MCC Illinois, LLC,
Term Loan C (Acquired 06/12/06; Cost $1,508,000)	1.69%	01/30/15	1,508	1,496,690
Term Loan E	4.50%	10/23/17	4,004	3,988,629
MCC Iowa LLC,
Term Loan D-1	1.94%	01/30/15	1,138	1,130,889
Term Loan D-2	1.94%	01/30/15	1,871	1,858,992
Term Loan F	4.50%	10/23/17	2,234	2,229,361
WaveDivision Holdings, LLC, Term Loan B	5.50%	08/09/19	2,649	2,689,216
WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18	7,395	7,492,656
Yankee Cable Acquisition, LLC, Term Loan B	5.25%	08/26/16	4,424	4,475,634

				34,328,757

Chemicals & Plastics–4.92%
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	6,431	6,334,880
Emerald Performance Materials, LLC, Term Loan B	6.75%	05/18/18	3,147	3,162,919
Houghton International, Inc., Term Loan B	6.75%	01/29/16	3,273	3,288,912
Ineos Holdings Ltd., Term Loan	6.50%	05/04/18	9,899	10,033,095
Kronos Worldwide, Inc., Term Loan B	5.75%	06/13/18	5,425	5,470,219
Momentive Specialty Chemicals, Inc.,
Extended Term Loan C1	4.00%	05/05/15	610	608,224
Extended Term Loan C4	4.12%	05/05/15	3,502	3,449,000
Extended Term Loan C5	4.13%	05/05/15	2,241	2,195,724
OM Group, Inc., Term Loan B	5.75%	08/02/17	588	594,079
OMNOVA Solutions, Inc., Term Loan B	5.50%	05/31/17	318	321,846
Phillips Plastics Corp., Term Loan	6.50%	02/10/17	1,272	1,268,964
PolyOne Corp., Term Loan	5.00%	12/20/17	1,630	1,643,638
PQ Corp., First Lien Term Loan	5.25%	05/08/17	7,295	7,343,073
Taminco Global Chemical Corp., Term Loan B1	5.25%	02/15/19	4,991	5,038,756
TricorBraun, Inc., Term Loan B	5.50%	05/03/18	3,726	3,742,747
Univar Inc., Term Loan B	5.00%	06/30/17	6,557	6,530,835

				61,026,911

Clothing & Textiles–0.25%
Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18	1,407	1,419,135
Warnaco, Inc., Term Loan	3.75%	06/15/18	322	322,092
Wolverine Worldwide, Inc., Term Loan B	4.00%	07/31/19	1,377	1,389,206

				3,130,433

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Conglomerates–0.22%
RGIS Services, LLC, Term Loan C	5.50%	10/18/17	$1,797	$1,806,655
Spectrum Brands, Inc., Term Loan B	5.02%	06/17/16	899	906,956

				2,713,611

Containers & Glass Products–3.14%
Berlin Packaging, LLC, Term Loan (Acquired 10/05/07-03/05/12; Cost $5,966,196)	3.21%	08/17/14	6,022	5,901,769
BWAY Corp., Term Loan B	4.50%	08/07/17	3,356	3,388,820
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,628	1,628,203
Exopack, LLC, Term Loan	6.50%	05/31/17	5,617	5,644,879
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	6,014	6,003,761
Pertus Sechszehnte GmbH (Germany),
Term Loan B2	2.59%	06/12/15	4,045	3,827,529
Term Loan C2	2.84%	06/13/16	4,045	3,847,754
Ranpak Corp., Term Loan	4.75%	04/20/17	836	831,072
Reynolds Group Holdings Inc.,
Revolver Loan (c)	0.00%	11/05/14	6,528	6,523,950
Term Loan	4.75%	09/28/18	1,326	1,338,528

				38,936,265

Cosmetics & Toiletries–2.39%
Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	9,310	9,448,658
Huish Detergents, Inc.,
Incremental Term Loan B	2.21%	04/25/14	5,699	5,560,770
Second Lien Term Loan	4.46%	10/26/14	1,000	942,500
KIK Custom Products, Inc.,
Canadian Term Loan	2.57%	06/02/14	665	625,635
First Lien Term Loan	2.57%	06/02/14	3,876	3,649,536
Second Lien Term Loan	5.31%	11/28/14	4,800	3,807,984
Levlad, LLC, Term Loan (Acquired 03/26/07; Cost $2,487,514)	10.00%	03/05/15	632	606,973
Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 12/22/04-02/04/11; Cost $10,285,012) (d)(e)	7.00%	02/19/15	3,148	2,864,265
Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	2,078	2,092,804

				29,599,125

Drugs–2.12%
Catalent Pharma Solutions, Inc., Incremental Term Loan	5.25%	09/15/17	1,852	1,875,568
Grifols Inc., Term Loan B	4.50%	06/01/17	5,631	5,703,606
Harlan Laboratories, Inc., Term Loan B	3.76%	07/11/14	4,692	4,481,054
IMS Health, Inc., Term Loan B	4.50%	08/25/17	3,002	3,032,465
Medpace, Inc., Term Loan	6.50%	06/16/17	3,993	3,833,546
Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	2,907	2,924,121
Warner Chilcott PLC,
Term Loan B1	4.25%	03/15/18	1,723	1,734,963
Term Loan B1	4.25%	03/15/18	654	658,868
Term Loan B2	4.25%	03/15/18	861	867,482
Term Loan B3	4.25%	03/15/18	1,184	1,192,787

				26,304,460

Ecological Services & Equipment–1.51%
ADS Waste Holdings, Inc., Term Loan B	5.25%	10/09/19	9,956	10,098,072
Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $507,836)	15.50%	03/31/17	508	507,836
Safety-Kleen Systems, Inc., Term Loan B	5.00%	02/17/17	415	415,726
ServiceMaster Co. (The), Extended Term Loan	4.46%	01/31/17	5,843	5,845,477
Synagro Technologies, Inc., Term Loan B	2.40%	04/02/14	897	799,332
WCA Waste Systems, Inc., Term Loan B	5.50%	03/22/18	1,068	1,075,546

				18,741,989

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electronics & Electrical–5.08%
Aeroflex Inc., Term Loan B	5.75%	05/09/18	$1,437	$1,440,554
Blackboard, Inc.,
First Lien Term Loan	7.50%	10/04/18	2,521	2,541,641
Incremental Term Loan	7.50%	10/04/18	395	397,836
Second Lien Term Loan	11.50%	04/04/19	2,142	2,052,806
Term Loan B2	6.25%	10/04/18	6,314	6,320,473
DEI Sales, Inc., Term Loan B	7.00%	07/13/17	2,928	2,918,797
Deltek, Inc., First Lien Term Loan	6.00%	10/10/18	2,537	2,560,802
DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	4,352	4,216,267
Freescale Semiconductor, Inc.,
Extended Term Loan B	4.46%	12/01/16	8,888	8,641,122
Incremental Term Loan	6.00%	02/28/19	2,191	2,171,936
Infor (US), Inc., Term Loan B2	5.25%	04/05/18	4,845	4,901,467
Mirion Technologies, Inc., First Lien Term Loan (Acquired 04/02/12-04/10/12; Cost $3,233,719)	6.25%	03/30/18	3,268	3,284,271
NeuStar, Inc., Term Loan B	5.00%	11/08/18	3,610	3,641,533
Open Solutions, Inc., Term Loan B	2.44%	01/23/14	7,123	6,745,805
Sophia, L.P., Term Loan B	6.25%	07/19/18	7,380	7,488,646
SS&C Technologies Inc.,
Term Loan B-1	5.00%	06/07/19	3,253	3,297,691
Term Loan B-2	5.00%	06/07/19	337	341,141

				62,962,788

Equipment Leasing–0.44%
BakerCorp International, Inc., Term Loan B	5.00%	06/01/18	755	760,896
Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16	733	743,035
Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	3,963	4,015,063

				5,518,994

Financial Intermediaries–3.05%
Grosvenor Capital Management Holdings, LLP, Extended Term Loan C	4.25%	12/05/16	3,231	3,198,538
Moneygram International, Inc., Term Loan B1	4.25%	11/17/17	393	393,903
Nuveen Investments, Inc.,
Extended Term Loan	5.84%	05/12/17	9,844	9,872,019
First Lien Term Loan	5.84%	05/13/17	6,255	6,272,336
Residential Capital, LLC,
DIP Term Loan A1	5.00%	11/18/13	3,712	3,723,541
DIP Term Loan A2	6.75%	11/18/13	625	630,544
RJO Holdings Corp.,
FCM Term Loan	6.21%	12/10/15	151	112,756
HoldCo Term Loan B	6.96%	12/10/15	5,298	3,761,276
Transfirst Holdings, Inc.,
PIK Second Lien Term Loan (d)	6.21%	06/15/15	4,958	4,871,644
Term Loan B	2.96%	06/15/14	5,001	4,978,847

				37,815,404

Food & Drug Retailers–0.93%
Pantry, Inc. (The), Term Loan B	5.75%	08/02/19	2,365	2,400,664
Rite Aid Corp.,
Term Loan 2	1.96%	06/04/14	2,792	2,774,584
Term Loan 5	4.50%	03/02/18	6,373	6,369,900

				11,545,148

Food Products–3.23%
Advance Pierre Foods,
Second Lien Term Loan	9.50%	10/10/17	859	880,061
Term Loan	5.75%	07/10/17	8,112	8,207,174
Candy Intermediate Holdings, Inc., Term Loan	7.51%	06/18/18	3,703	3,747,389
Dean Foods Co., Extended Term Loan B2	3.46%	04/02/17	135	135,108
Del Monte Foods Co., Term Loan	4.50%	03/08/18	9,297	9,321,283

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food Products–(continued)
Dole Food Co., Inc.,
Term Loan B2	5.04%	07/06/18	$3,192	$3,204,010
Term Loan C2	5.02%	07/06/18	5,712	5,733,500
JBS USA Holdings Inc., Term Loan B	4.25%	05/25/18	3,517	3,517,247
Pinnacle Foods Finance LLC, Term Loan E	4.75%	10/17/18	1,575	1,586,217
Smart Balance, Inc., Term Loan	7.00%	07/02/18	3,697	3,748,140

				40,080,129

Food Service–1.18%
Focus Brands, Inc., Term Loan B (Acquired 02/22/12; Cost $1,377,748)	6.30%	02/21/18	1,390	1,407,298
Landry’s, Inc., Term Loan B	6.50%	04/24/18	3,367	3,403,595
OSI Restaurant Partners, LLC, Term Loan B	4.75%	10/24/19	5,215	5,272,352
Restaurant Holding Co., LLC, Term Loan B	9.00%	02/17/17	1,532	1,546,838
Wendy’s International, Inc., Term Loan B	4.75%	05/15/19	2,968	3,000,862

				14,630,945

Forest Products–0.13%
Verso Paper Holdings LLC, PIK Term Loan (Acquired 04/29/08-11/05/12; Cost $495,233) (d)	6.75%	02/01/13	499	496,179
Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17	1,063	1,062,403

				1,558,582

Health Care–7.30%
Alere, Inc.,
Incremental Term Loan	4.75%	06/30/17	452	453,990
Incremental Term Loan B2	4.75%	06/30/17	2,297	2,309,164
Term Loan B	4.75%	06/30/17	2,615	2,628,398
AMN Healthcare, Inc., Term Loan B (Acquired 04/12/12; Cost $1,680,296)	5.75%	04/05/18	1,696	1,720,960
CareStream Health, Inc., Term Loan B	5.00%	02/25/17	5,996	5,970,646
DJO Finance LLC,
Extended Term Loan B2	5.21%	11/01/16	2,397	2,408,711
Term Loan B3	6.25%	09/15/17	6,799	6,853,364
Drumm Investors, LLC, Term Loan	5.00%	05/04/18	6,015	5,796,647
Genoa Healthcare Group, LLC,
PIK Second Lien Term Loan (Acquired 06/08/11-10/31/12; Cost $1,098,817) (d)	14.00%	02/10/15	1,124	815,090
Term Loan B (Acquired 09/12/05; Cost $630,488)	7.25%	08/08/14	630	573,744
HCA, Inc.,
Extended Term Loan B2	3.61%	03/31/17	111	110,964
Extended Term Loan B3	3.46%	05/01/18	9,529	9,553,102
HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	2,347	2,270,957
Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	812	821,119
Hologic Inc., Term Loan B	4.50%	08/01/19	1,704	1,723,674
Kindred Healthcare, Inc.,
Term Loan	5.25%	06/01/18	4,894	4,822,633
Term Loan B	6.00%	06/01/18	1,561	1,537,681
Kinetic Concepts, Inc., Term Loan C1	5.50%	05/04/18	19,626	19,819,009
Premier Dental Services, Inc., Term Loan B	8.25%	11/01/18	2,285	2,238,982
Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16	2,601	2,592,661
Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	2,556	2,542,874
Surgical Care Affiliates, Inc.,
Extended Revolver Loan (c)	0.00%	06/30/16	3,000	2,820,000
Extended Term Loan	4.36%	12/29/17	7,028	6,993,040
TriZetto Group, Inc.,
Second Lien Term Loan D	8.50%	03/27/19	3,223	3,210,863
Term Loan B	4.75%	05/02/18	10	9,465

				90,597,738

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Home Furnishings–1.65%
Hunter Fan Co.,
Revolver Loan (Acquired 05/31/12-11/27/12; Cost $2,239,583) (c)	0.00%	04/16/14	$2,240	$2,038,021
Revolver Loan (Acquired 05/31/12-11/27/12; Cost $364,583)	4.50%	04/16/14	364	331,771
Second Lien Term Loan	6.96%	10/16/14	1,471	1,382,353
Term Loan	2.73%	04/16/14	730	704,440
Quality Home Brands Holdings, LLC,
PIK Term Loan (d)	10.00%	06/30/14	1,059	826,062
PIK Term Loan (d)	10.00%	06/30/14	996	796,803
Serta Simmons Holdings, LLC, Term Loan	6.00%	10/01/19	7,608	7,616,224
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	2,066	2,069,175
Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	4,673	4,730,915

				20,495,764

Industrial Equipment–1.23%
Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18	2,365	2,422,290
Grede LLC, Term Loan B	7.00%	04/03/17	3,755	3,769,378
Tank Holding Corp., Term Loan B	5.50%	07/09/19	5,407	5,429,088
Terex Corp., Term Loan B	4.50%	04/28/17	561	566,833
Unifrax Corp., Term Loan	6.50%	11/28/18	3,052	3,087,787

				15,275,376

Insurance–1.28%
CNO Financial Group, Inc., Term Loan B1	4.25%	09/28/16	648	652,595
HMSC Corp., Second Lien Term Loan	5.71%	10/03/14	1,119	895,556
Sedgwick CMS Holdings, Inc.,
Second Lien Term Loan	9.00%	05/30/17	4,200	4,263,000
Term Loan	5.00%	12/30/16	3,282	3,299,921
USI Holdings Corp.,
Incremental Term Loan	5.75%	05/05/14	629	631,587
Revolver Loan (c)	0.00%	05/05/13	6,667	6,191,500

				15,934,159

Leisure Goods, Activities & Movies–2.85%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,252	6,313,014
Alpha D2 Ltd. (United Kingdom), Extended Term Loan B2	6.00%	04/30/19	9,869	10,011,588
AMC Entertainment, Inc., Term Loan B3	4.75%	02/22/18	721	729,202
Bright Horizons Family Solutions, Inc.,
Revolver Loan (c)	0.00%	05/28/14	6,000	5,982,900
Term Loan B	6.25%	05/28/15	4,985	5,003,848
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,636	1,642,167
Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	3,376	3,402,840
Zuffa LLC, Incremental Term Loan	7.50%	06/19/15	2,231	2,248,199

				35,333,758

Lodging & Casinos–4.81%
Boyd Gaming Corp.,
Class A Revolver Loan (c)	0.00%	12/17/15	1,664	1,589,153
Class A Revolver Loan	3.50%	12/17/15	3,489	3,332,095
Term Loan	5.75%	10/13/17	289	293,182
Caesars Entertainment Operating Co.,
Extended Term Loan B5	4.46%	01/26/18	5,499	4,777,123
Extended Term Loan B6	5.46%	01/26/18	29,825	26,842,151
Cannery Casino Resorts, LLC,
Second Lien Term Loan	10.00%	10/02/19	843	809,627
Term Loan B	6.00%	10/02/18	4,552	4,557,935
Golden Nugget, Inc.,
PIK Delayed Draw Term Loan (d)	3.22%	06/30/14	1,081	1,040,325
PIK Term Loan B (d)	3.22%	06/30/14	1,879	1,807,645
Isle of Capri Casinos, Inc., Term Loan B	4.75%	03/24/17	2,863	2,902,061
Station Casinos, Inc., Term Loan B	5.50%	09/27/19	2,040	2,050,457

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Lodging & Casinos–(continued)
Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	$3,050	$3,089,614
Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	6,580	6,631,758

				59,723,126

Nonferrous Metals & Minerals–0.87%
Arch Coal Inc., Term Loan B	5.75%	05/16/18	7,023	7,099,781
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/24/19	3,304	3,326,676
Novelis, Inc., Term Loan B	4.00%	03/10/17	335	337,419

				10,763,876

Oil & Gas–3.76%
Buffalo Gulf Coast Terminals LLC, Term Loan	5.25%	10/31/17	8,679	8,809,063
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17	5,718	5,631,100
Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	1,584	1,597,466
Glenn Pool Oil & Gas Trust, Term Loan (Acquired 06/08/11; Cost $1,876,524)	4.50%	05/02/16	1,877	1,885,906
NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	6,465	6,613,394
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $3,260,224)	7.00%	11/02/15	3,206	3,222,071
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18	4,932	4,974,839
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	5,203	5,226,466
Tervita Corp. (Canada), Term Loan B	3.21%	11/14/14	4,471	4,402,331
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	4,304	4,303,713

				46,666,349

Publishing–5.14%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14	2,010	1,970,211
Cenveo Corp., Term Loan B	6.63%	12/21/16	8,255	8,337,273
Cygnus Business Media, Inc., PIK Term Loan (d)(e)	9.75%	06/30/13	5,592	2,376,419
EMI Music Publishing Ltd., Term Loan B	5.50%	06/29/18	4,332	4,388,635
Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $8,522,640) (e)	6.50%	12/15/14	6,501	1,137,659
F&W Media, Inc., Term Loan (Acquired 06/09/10; Cost $10,238,436)	7.75%	06/09/14	4,823	4,509,078
GateHouse Media, Inc.,
Delayed Draw Term Loan	2.21%	08/28/14	635	230,897
Revolver Loan (c)	0.00%	02/28/14	1,500	1,275,000
Term Loan B	2.21%	08/28/14	1,096	398,172
Getty Images, Inc., Term Loan B	4.75%	10/18/19	11,785	11,847,703
Harland Clarke Holdings Corp.,
Extended Term Loan B2	5.46%	06/30/17	3,323	3,080,346
Revolver Loan (c)	0.00%	06/28/13	2,537	2,410,350
Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 05/18/07; Cost $1,304,531)	3.57%	04/14/14	1,305	1,141,465
Second Lien Term Loan (Acquired 05/18/07; Cost $1,010,000)	7.31%	04/13/15	1,000	725,000
MC Communications, LLC, PIK Term Loan (Acquired 08/16/04-09/28/12; Cost $7,958,548) (d)	6.75%	12/31/12	3,964	594,539
MediMedia USA, Inc., Extended Term Loan B (Acquired 10/07/11; Cost $824,133)	6.25%	08/15/14	859	803,298
Merrill Communications, LLC,
PIK Second Lien Term Loan (d)	16.00%	11/15/13	2,888	2,816,199
Term Loan	9.75%	12/24/12	3,967	3,947,112
Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $4,055,254)	5.51%	11/29/13	4,055	2,818,401
ProQuest LLC, Term Loan B	6.00%	04/13/18	3,345	3,364,501
Southern Graphics, Inc., Term Loan	5.00%	10/17/19	3,992	3,997,259
Tribune Co., Term Loan B (f)(g)	0.00%	06/04/14	1,648	1,324,081
Yell Group PLC, Term Loan A3 (f)	0.00%	04/30/14	1,403	289,470

				63,783,068

Radio & Television–5.54%
AR Broadcasting, LLC, Term Loan (Acquired 02/17/12-11/26/12; Cost $3,014,257)	5.25%	02/15/18	3,014	2,697,760
Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	1,550	1,563,284
Clear Channel Communications, Inc.,
Term Loan A	3.61%	07/30/14	8,454	8,282,160
Term Loan B	3.86%	01/29/16	18,903	15,411,788

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Radio & Television–(continued)
Foxco Acquisition Sub, LLC, Term Loan B	5.50%	07/14/17	$3,283	$3,327,930
Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18	3,387	3,395,310
Gray Television, Inc., Term Loan B	4.75%	10/15/19	2,928	2,941,872
High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	1,327	1,339,624
Intelsat Jackson Holdings S.A., Term Loan B1	4.50%	04/02/18	7,302	7,342,210
LIN Television Corp., Term Loan B	5.00%	12/21/18	1,298	1,308,911
Multicultural Radio Broadcasting, Inc., Term Loan	5.00%	12/18/12	2,113	2,004,620
NEP II, Inc., Extended Term Loan B2	3.46%	02/16/17	1,059	1,057,540
Newport Television LLC, Term Loan B	9.00%	09/14/16	4,800	4,846,124
Raycom TV Broadcasting, Inc., Term Loan B (Acquired 06/01/11; Cost $3,660,197)	4.25%	05/31/17	3,674	3,669,621
Univision Communications Inc., Extended Term Loan	4.46%	03/31/17	9,759	9,553,607

				68,742,361

Retailers (except Food & Drug)–3.07%
Academy, Ltd., Term Loan	4.75%	08/03/18	830	834,134
Collective Brands Finance, Inc., Term Loan	7.25%	10/09/19	1,896	1,919,403
David’s Bridal, Inc., Term Loan B	5.00%	10/11/19	2,013	2,009,700
Educate, Inc., Term Loan (Acquired 06/27/07-06/23/08; Cost $1,578,374)	8.51%	06/16/14	1,613	1,616,777
Guitar Center Inc., Extended Term Loan	5.62%	04/10/17	6,569	6,310,361
Gymboree Corp., Term Loan	5.00%	02/23/18	51	49,058
J. Crew Operating Corp., Term Loan B	4.50%	03/07/18	2,007	2,014,926
National Vision, Inc., Term Loan B	7.00%	08/02/18	2,347	2,382,659
Party City Holdings, Inc., Term Loan B	5.75%	07/26/19	4,123	4,168,467
Pep Boys-Manny, Moe & Jack (The), Term Loan B	5.00%	10/11/18	2,432	2,450,997
Pilot Travel Centers LLC, Term Loan B2	4.25%	08/07/19	2,815	2,835,588
Savers, Inc., Term Loan	5.00%	07/09/19	6,467	6,489,941
Toys ‘R’ Us-Delaware, Inc.,
Term Loan	6.00%	09/01/16	1,359	1,343,498
Term Loan B2	5.25%	05/25/18	492	482,535
Term Loan B3	5.25%	05/25/18	325	318,982
Wilton Brands LLC, Term Loan (Acquired 09/04/12; Cost $2,797,127)	7.50%	08/30/18	2,852	2,901,921

				38,128,947

Steel–0.32%
JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	2,135	2,153,267
Tube City IMS Corp., Term Loan	5.75%	03/20/19	1,850	1,870,505

				4,023,772

Surface Transport–0.51%
Avis Budget Car Rental, LLC, Term Loan C	4.25%	03/15/19	1,284	1,295,815
JHCI Acquisition, Inc., First Lien Term Loan	2.71%	06/19/14	1,819	1,700,523
Kenan Advantage Group, Inc., Term Loan (Acquired 12/20/10; Cost $2,155,003)	4.50%	06/10/16	2,169	2,188,012
Swift Transportation Co. Inc., Term Loan B2	5.00%	12/21/17	1,093	1,104,849

				6,289,199

Telecommunications–6.88%
Avaya, Inc.,
Extended Term Loan B3	3.06%	10/24/14	3,185	3,018,050
Extended Term Loan B3	4.81%	10/26/17	15,531	13,647,504
Cellular South, Inc., Term Loan B	4.50%	07/27/17	3,652	3,675,063
Consolidated Communications, Inc., Extended Term Loan B	3.96%	12/31/17	1,197	1,182,770
Cricket Communications, Inc., Term Loan	4.75%	10/10/19	1,791	1,802,933
Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	5,513	5,301,091
Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19	4,890	4,951,425
Global Tel*Link Corp., Term Loan B	6.00%	12/14/17	4,248	4,274,391
Level 3 Communications, Inc.,
Term Loan	4.75%	08/01/19	11,257	11,337,564
Term Loan B	5.25%	08/01/19	1,514	1,528,067

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications–(continued)
MetroPCS Wireless, Inc., Term Loan B	4.00%	03/16/18	$15,950	$16,028,623
NTELOS Inc., Term Loan B	5.75%	11/07/19	7,603	7,529,929
Securus Technologies Holdings, Inc.,
Add-on Term Loan	6.50%	05/31/17	1,017	1,022,533
Term Loan	6.50%	05/31/17	3,070	3,085,145
Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19	3,468	3,495,838
U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,535	3,505,624

				85,386,550

Utilities–3.55%
AES Corp., Term Loan	4.25%	06/01/18	1,128	1,140,225
Calpine Corp.,
Term Loan	4.50%	04/02/18	1,010	1,018,212
Term Loan B3	4.50%	10/09/19	6,739	6,793,683
Longview Power LLC,
Extended Term Loan B	7.25%	10/31/17	2,408	1,982,963
Synthetic LOC	5.13%	02/28/14	373	326,200
LSP Madison Funding Corp., Term Loan	5.50%	06/28/19	3,697	3,748,140
Star West Generation LLC, Term Loan B	6.00%	05/17/18	5,859	5,878,415
Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.74%	10/10/17	11,455	7,495,034
Term Loan	3.74%	10/10/14	18,204	12,515,499
TPF Generation Holdings LLC, Second Lien Term Loan C	4.61%	12/15/14	3,127	3,122,787

				44,021,158

Total Variable Rate Senior Loan Interests (Cost $1,307,097,169)				1,276,956,011

U.S. Dollar Denominated Bonds and Notes–10.54%
Air Transport–0.78%
Air Lease Corp.	7.38%	01/30/19	7,548	7,868,790
Continental Airlines, Inc. (h)	6.75%	09/15/15	1,700	1,787,125

				9,655,915

Automotive–0.22%
Goodyear Tire & Rubber Co. (The)	7.00%	05/15/22	1,476	1,586,700
Hertz Corp. (The) (h)	5.88%	10/15/20	1,135	1,171,888

				2,758,588

Business Equipment & Services–0.30%
First Data Corp. (h)	6.75%	11/01/20	3,608	3,662,120

Cable & Satellite Television–0.79%
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.63%	07/01/20	1,385	1,483,809
UPC Broadband Holdings, B.V. (Netherlands) (h)	7.25%	11/15/21	7,223	7,945,300
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.88%	01/15/22	328	351,966

				9,781,075

Chemicals & Plastics–0.19%
Hexion US Finance Corp.	6.63%	04/15/20	1,085	1,090,425
Ineos Holdings Ltd. (h)	8.38%	02/15/19	457	491,275
Ineos Holdings Ltd. (h)	7.50%	05/01/20	291	301,913
Taminco Global Chemical Corp. (h)	9.75%	03/31/20	419	455,662

				2,339,275

Containers & Glass Products–2.12%
Berry Plastics Holding Inc. (i)	5.09%	02/15/15	8,949	8,951,237
Reynolds Group Holdings Inc. (h)	5.75%	10/15/20	8,041	8,252,076
Reynolds Group Holdings Inc.	7.88%	08/15/19	5,039	5,555,498
Reynolds Group Holdings Inc.	9.88%	08/15/19	3,309	3,507,540

				26,266,351

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ecological Services & Equipment–0.08%
Environmental Systems Products Holdings, Inc., PIK (d)	16.00%	12/31/19	$1,056	$1,028,240

Forest Products–0.25%
Verso Paper Holdings, LLC	11.75%	01/15/19	3,012	3,147,540

Health Care–1.72%
Accellent Inc.	8.38%	02/01/17	4,272	4,346,760
Apria Healthcare Group, Inc.	11.25%	11/01/14	9,167	9,510,417
Biomet Inc. (h)	6.50%	08/01/20	866	909,300
Community Health Systems, Inc.	8.00%	11/15/19	2,561	2,791,490
DJO Finance LLC (h)	8.75%	03/15/18	2,552	2,794,440
Kindred Healthcare, Inc.	8.25%	06/01/19	1,004	978,900

				21,331,307

Lodging & Casinos–0.07%
Chester Downs & Marina LLC (h)	9.25%	01/15/20	836	825,550

Nonferrous Metals & Minerals–0.13%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17	1,600	1,588,000

Oil & Gas–0.13%
NGPL PipeCo LLC (h)	9.63%	06/01/19	1,456	1,674,400

Radio & Television–1.09%
Clear Channel Communications, Inc. (h)	9.00%	12/15/19	5,664	5,154,240
Univision Communications Inc. (h)	6.75%	09/15/22	8,256	8,421,120

				13,575,360

Retailers (except Food & Drug)–0.28%
Claire’s Stores, Inc. (h)	9.00%	03/15/19	2,670	2,823,525
Targus Group International, Inc., PIK (Acquired 12/16/09-12/14/11; Cost $1,907,226) (d)(h)	10.00%	06/14/19	672	671,748

				3,495,273

Telecommunications–0.93%
Goodman Networks, Inc. (h)	12.13%	07/01/18	4,340	4,763,150
Paetec Holding Corp.	8.88%	06/30/17	1,028	1,110,240
Wind Acquisition Finance S.A. (Italy) (h)	7.25%	02/15/18	3,026	3,033,565
Windstream Corp.	7.50%	06/01/22	2,483	2,594,735

				11,501,690

Utilities–1.46%
Calpine Corp. (h)	7.88%	01/15/23	1	356
Calpine Corp. (h)	7.50%	02/15/21	7,566	8,360,786
NRG Energy Inc.	7.63%	05/15/19	7,763	8,267,595
NRG Energy Inc. (h)	6.63%	03/15/23	1,466	1,539,300

				18,168,037

Total U.S. Dollar Denominated Bonds and Notes (Cost $125,852,020)				130,798,721

Structured Products–3.08%
Apidos Cinco CDO Ltd. (Cayman Islands) (h)(i)	4.56%	05/14/20	639	537,505
Apidos IX CDO Ltd. (Cayman Islands) (h)(i)	6.97%	07/15/23	1,767	1,640,690
Apidos Quattro CDO Ltd. (Cayman Islands) (h)(i)	3.92%	01/20/19	721	589,234
Apidos X CDO Ltd. (Cayman Islands) (h)(i)	6.59%	10/30/22	2,238	2,035,873
Ares XI CLO Ltd. (h)(i)	3.35%	10/11/21	1,278	1,070,907
Atrium IV CDO Corp. (h)	9.18%	06/08/19	594	607,427
Columbus Nova CLO Ltd. (h)(i)	4.04%	05/16/19	3,167	2,574,041
Columbus Nova CLO Ltd. (h)(i)	4.04%	05/16/19	625	507,981
Flagship CLO VI Corp. (h)(i)	5.16%	06/10/21	1,671	1,406,534
Flagship CLO VI Corp. (h)(i)	5.16%	06/10/21	1,918	1,614,161
Four Corners CLO II, Ltd. (h)(i)	2.16%	01/26/20	573	484,813

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Structured Products–(continued)
Four Corners CLO II, Ltd. (h)(i)	2.16%	01/26/20	$191	$161,605
Genesis 2007-1 CLO Ltd. (h)(i)	6.85%	10/10/14	1,864	1,881,928
Gramercy Park CLO Ltd. (h)(i)	5.97%	07/17/23	3,695	3,274,572
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands) (h)(i)	3.92%	04/24/21	2,875	2,315,015
ING Investment Management CLO III, Ltd. (h)(i)	3.96%	12/13/20	2,098	1,670,927
ING Investment Management CLO III, Ltd. (h)(i)	6.21%	10/15/22	807	749,829
ING Investment Management CLO IV, Ltd. (Cayman Islands) (h)(i)	4.57%	06/14/22	542	444,059
ING Investment Management CLO IV, Ltd. (h)(i)	5.75%	10/15/23	3,047	2,856,258
Madison Park Funding IV Ltd. (h)(i)	3.97%	03/22/21	2,424	2,051,727
Pacifica CDO VI, Ltd. (h)(i)	4.06%	08/15/21	1,059	860,464
Sierra CLO II Ltd. (i)	3.82%	01/22/21	1,279	978,412
Silverado CLO II Ltd. (h)(i)	4.21%	10/16/20	1,545	1,242,182
Slater Mill Loan Fund, L.P. (h)(i)	5.93%	08/17/22	2,023	1,791,928
Symphony CLO IX, Ltd. (h)(i)	5.33%	04/16/22	3,521	3,052,319
Symphony CLO VIII, Ltd. (h)(i)	6.10%	01/09/23	1,916	1,764,377

Total Structured Products (Cost $36,305,108)				38,164,768

			Shares
Common Stocks & Other Equity Interests–1.46%
Building & Development–0.38%
Axia Acquisition Corp. (e)(h)(j)			505	1,263,250
Building Materials Holding Corp. (h)(j)			1,279,379	1,727,162
Lake at Las Vegas Joint Venture, LLC,
Class A (Acquired 07/15/10; Cost $7,938,060) (h)(j)			780	0
Class B (Acquired 07/15/10; Cost $93,975) (h)(j)			9	0
Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)			39	0
Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)			54	0
Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)			60	0
Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)			67	0
Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)			76	0
Newhall Holding Co., LLC, Class A (h)(j)			615,547	897,468
Rhodes Homes (h)(j)			1,038,734	259,683
WCI Communities, Inc. (h)(j)			9,079	599,214

				4,746,777

Chemicals & Plastics–0.04%
Metokote Corp., Wts. expiring 11/22/23 (Acquired 12/05/11-05/22/12; Cost $0) (h)(j)			454	491,682

Conglomerates–0.05%
Euramax International, Inc. (h)(j)			3,272	643,534

Containers & Glass Products–0.00%
Nexpak Corp. (Acquired 09/01/99; Cost $6,411,681) (h)(j)			70	0

Cosmetics & Toiletries–0.19%
Marietta Intermediate Holding Corp. (Acquired 12/22/04-01/14/05; Cost $4,632,828) (e)(h)(j)			3,872,488	2,284,768
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/25/06; Cost $0) (e)(h)(j)			519,444	0
Levlad, LLC (h)(j)			4,893	4,893

				2,289,661

Ecological Services & Equipment–0.12%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0) (h)(j)			13,648	1,528,576

Financial Intermediaries–0.00%
RJO Holdings Corp. (h)(j)			2,852	28,516
RJO Holdings Corp., Class A (h)(j)			2,314	1,157
RJO Holdings Corp., Class B (h)(j)			3,000	1,500

				31,173

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Shares	Value
Home Furnishings–0.14%
Generation Brands LLC (Acquired 01/29/10; Cost $0) (h)(j)	9,358	$0
WKI Holding Co. Inc. (Acquired 01/31/03; Cost $138,363) (h)(j)	52,654	1,688,087

		1,688,087

Leisure Goods, Activities & Movies–0.04%
MEGA Brands Inc. (Canada) (h)(j)	41,386	449,961

Lodging & Casinos–0.23%
Twin River Worldwide Holdings Inc.,
Class A (h)(j)	189,050	2,717,594
Class B (h)(j)	3,583	97,348

		2,814,942

Oil & Gas–0.12%
Vitruvian Exploration LLC (h)(j)	55,390	1,481,682

Publishing–0.10%
Affiliated Media, Inc. (h)(j)	81,915	1,146,812
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,793,148) (e)(h)(j)	8,426	0
Endurance Business Media, Inc., Class A (e)(h)(j)	13,517	135,172
F&W Media, Inc. (h)(j)	18,385	2,298
F&W Media, Inc., Wts. expiring 06/09/14 (h)(j)	3,541	443
MC Communications, LLC (Acquired 07/02/09; Cost $0) (h)(j)	739,818	0
SuperMedia, Inc. (h)(j)	4,806	10,381

		1,295,106

Radio & Television–0.04%
AR Broadcasting, LLC, Wts. expiring 02/15/18 (h)(j)	1,722	465,072
Cumulus Media, Inc., Wts. expiring 06/29/19 (Acquired 01/14/10; Cost $0) (h)(j)	11,850	13,272

		478,344

Retailers (except Food & Drug)–0.01%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (h)(j)	22,469	162,226

Telecommunications–0.00%
CTM Media Holdings Inc., Class B (k)	127	4,980

Total Common Stocks & Other Equity Interests (Cost $61,516,651)		18,106,731

Preferred Stocks–0.05%
Ecological Services & Equipment–0.05%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $78,100) (h)(j)	3,124	554,728

Financial Intermediaries–0.00%
RTS Investor Corp. (h)(j)	584	44,969

Utilities–0.00%
Genie Energy Ltd. (k)	7,632	53,119

Total Preferred Stocks (Cost $257,720)		652,816

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Shares	Value
Money Market Funds–0.92%
Liquid Assets Portfolio, Institutional Class (l)	5,722,700	$5,722,700
Premier Portfolio, Institutional Class (l)	5,722,700	5,722,700

Total Money Market Funds (Cost $11,445,400)		11,445,400

Time Deposits–0.03%
State Street Bank & Trust Co. ($321,405 par, 0.01% coupon, dated 11/30/12, to be sold on 12/03/12 at $321,405) (Cost $321,405)		321,405

TOTAL INVESTMENTS–119.01% (Cost $1,542,795,473)		1,476,445,852

BORROWINGS–(18.14)%		(225,000,000)

OTHER ASSETS LESS LIABILITIES–(0.87)%		(10,832,578)

NET ASSETS–100.00%		$1,240,613,274

Investment Abbreviations:

CDO	—	Collateralized Debt Obligation

CLO	—	Collateralized Loan Obligation

DIP	—	Debtor-in-possession

LOC	—	Letter of Credit

PIK	—	Payment-in-Kind

Wts.	—	Warrants

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended, and may be subject to contractual and legal restrictions on sales. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.
(d)	All or a portion of this security is Payment-in-Kind.
(e)

Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of November 30, 2012 was $13,731,477, which represented 1.11% of the Fund’s Net Assets. See Note 3.

(f)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at November 30, 2012 was $1,613,551, which represented 0.13% of the Fund’s Net Assets.

(g)	The borrower has filed for protection in federal bankruptcy court.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2012 was $122,762,418, which represented 9.90% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2012.
(j)	Non-income producing securities acquired through the restructuring of senior loans.
(k)	Security acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2012

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Invesco Senior Loan Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Invesco Senior Loan Fund

E.	Swap Agreements – (continued)

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

F.	Industry Concentration – To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

G.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Senior Loan Fund

H.	Bank Loan Risk Disclosures – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Other Risks – The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,276,956,011	$—	$1,276,956,011
Bonds & Notes	—	130,126,973	671,748	130,798,721
Structured Products	—	38,164,768	—	38,164,768
Equity Securities	11,963,841	11,065,966	7,175,140	30,204,947
Times Deposit	—	321,405	—	321,405

Total Investments	$11,963,841	$1,456,635,123	$7,846,888	$1,476,445,852

Invesco Senior Loan Fund

NOTE 3 — Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended November 30, 2012.

	Value 02/29/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 11/30/12	Dividend Income
Axia Acquisition Corp., Common Shares	$1,263,250	$—	$—	$—	$—	$1,263,250	$—
Axia Acquisition Corp., PIK Second Lien Term Loan A	577,065	42,651	—	196,516	—	816,232	18,890
Axia Acquisition Corp., Revolver Loan	1,531,046	—	—	(52,493)	—	1,478,553	3,111
Axia Acquisition Corp., Second Lien Term Loan B	1,017,130	—	—	358,029	—	1,375,159	14,466
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc., PIK Term Loan	2,537,556	—	(47,440)	(114,010)	313	2,376,419	46,176
Endurance Business Media, Inc., Class A Common Shares	135,172	—	—	—	—	135,172	—
Endurance Business Media, Inc., First Lien Term Loan	1,640,161	—	(59,736)	(424,346)	(18,420)	1,137,659	75,121
Marietta Intermediate Holding Corp., Common Shares	2,672,017	—	—	(387,249)	—	2,284,768	—
Marietta Intermediate Holding Corp., PIK Term Loan B	2,864,265	—	—	—	—	2,864,265	15,309
Marietta Intermediate Holding Corp., Warrants	0	—	—	—	—	0	—

Total	$14,237,662	$42,651	$(107,176)	$(423,553)	(18,107)	$13,731,477	$173,073

NOTE 4 — Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of November 30, 2012. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount	Value
Axia Acquisition Corp.	Revolver Loan	$1,749,767	$1,478,553
Boyd Gaming Corp.	Extended Revolver Loan	1,664,034	1,589,153
Bright Horizons Family Solutions, Inc.	Revolver Loan	6,666,741	5,982,900
Delta Air Lines, Inc.	Revolver Loan	4,500,000	6,011,201
Education Management LLC	Extended Revolver Loan	2,000,000	1,558,260
GateHouse Media Operating, Inc.	Revolver Loan	1,500,000	1,275,000
Harland Clarke Holdings Corp.	Revolver Loan	2,537,211	2,410,350
Hillman Group, Inc.	Delayed Draw Term Loan	1,269,899	1,273,074
Hunter Fan Co.	Revolver Loan	2,239,583	2,038,021
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	25,352	23,451
Realogy Corp.	Extended Revolver Loan	4,417,893	4,205,281
Reynolds Group Holding, Inc.	Extended Revolver Loan	6,528,031	6,523,951
Surgical Care Affiliates, Inc.	Extended Revolver Loan	3,000,000	2,820,000
USI Holdings Corp.	Revolver Loan	6,666,667	6,191,500
West Corp.	Revolver Loan	3,192,428	2,897,144

		$47,957,606	$46,277,839

Invesco Senior Loan Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2012 was $1,115,185,916 and $1,291,753,371, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$49,745,081

Aggregate unrealized (depreciation) of investment securities	(154,359,354)

Net unrealized appreciation (depreciation) of investment securities	$(104,614,273)

Cost of investments for tax purposes is $1,581,060,125.

NOTE 6 — Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the nine months ended November 30, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$3,192,428	$2,897,144

Invesco Senior Loan Fund

Item 2.  Controls and Procedures.

(a)	As of November 19, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 19, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

2411146

012213 (1) BO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     Invesco Senior Loan Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	January 29, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	January 29, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 29, 2013

2286890

011713 (1) BO

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.